December 2024 2025 Financial Guidance

FORWARD LOOKING STATEMENTS | 2HIGHLIGHTS | 2 71% market share, the largest in Kansas 89% market share, the largest in Oklahoma 13% market share, the third largest in Texas ONE Gas, Inc. (NYSE: OGS) is a 100-percent regulated natural gas utility and is one of the largest natural gas utilities in the United States. ONE Gas provides natural gas distribution services to approximately 2.3 million customers in Kansas, Oklahoma and Texas. Its largest natural gas distribution markets by customer count are Oklahoma City and Tulsa, Oklahoma; Kansas City, Wichita and Topeka, Kansas; and Austin and El Paso, Texas. We deliver natural gas for a better tomorrow. About Us

Financial Outlook

FINANCIAL OUTLOOK | 4 2025 Guidance Summary1 EARNINGS OUTLOOK • Net income for 2025 in a range of $254 - $261 million • EPS range of $4.20 - $4.32 per diluted share • Assumes 60.5 million diluted shares outstanding CAPITAL INVESTMENTS • 2025 capital investments of $750 million, with approximately $180 million attributed to customer growth • Average rate base of $5.8 billion in 2025 FINANCING ACTIVITIES • Completed debt issuance in August 2024; the next maturity not until 2029 • Forward sale agreements covering ~3.6M shares are already in place at prices averaging ~$77/share • Expect adjusted CFO/Debt of 19-20%2 Creating long-term value and serving a growing customer base 1 Issued Dec. 4, 2024, based on most recent 2024 projected EPS midpoint of $3.90 2 Internal estimate based on Moody's methodology

FINANCIAL OUTLOOK | 5 Financing Requirements 2025 dividends and capital investments primarily funded by cash flow from operations of approximately $600-$650 million 1 • Expected 2025 short- and long-term financing need of $270-$300 million ~$1.5 billion net long-term financing needs through 2029, of which ~40% is expected to be equity issuances • Forward sale agreements covering ~3.6 million shares have already been executed at prices averaging approximately $77/share (~$275 million in total 2 ) • Plan to settle ~$245 million at year-end 2024 and roll forward ~$30 million for year-end 2025 settlement. With existing 2025 forwards, net new 2025-29 equity raises amount to ~37.5% of total funding need Maintaining Balance Sheet Strength 1 2025 expectation, before changes in working capital. See non-GAAP information in Appendix 2 Expected net proceeds of ~$275M had all the shares settled as of September 30, 2024

FINANCIAL OUTLOOK | 6 Five-Year Financial Highlights CAPITAL INVESTMENTS & RATE BASE • Capital investments of approximately $4.0 billion ̶ $2.8 billion investment in system integrity and replacement projects ̶ Growth capital of $1.0 billion • Estimated average 2025 rate base1 of $5.8 billion • Average annual rate base growth of 7 – 9% • Expect adjusted CFO/Debt to rise to ~21% by 20292 Investing in a Reliable and Growing System AVERAGE ANNUAL GROWTH RATES • Based off 2024 updated guidance midpoint of $3.90 • Long-term net income growth of 7 – 9% ̶ For 2024-2029 period, expect to be at the high end of the range ̶ In addition to capital investment, key drivers include: ▪ Regulatory outcomes ▪ Operating cost increases averaging ~4% annually • Long-term earnings per diluted share growth of 4 – 6% ̶ For 2024-2029 period, expect to be at the high end of the range • Dividend growth of 1 – 2%3 ̶ Balances shareholder returns with internal investment in growth ̶ Holds payout ratio proximate to our 55 – 65% target 1 For definition of average rate base, see Appendix 2 Internal estimate based on Moody's methodology 3 Subject to Board approval

FINANCIAL OUTLOOK | 7 $2.07 $2.24 $2.65 $3.08 $3.25 $3.51 $3.68 $3.85 $4.08 $4.14 $3.90 $4.26 $5.22 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024G 2025G 2026 2027 2028 2029* Long-Term EPS Performance & Outlook EPS CAGR 4-6% Note: 2024 & 2025 EPS represent mid-points of respective guidance ranges. *2029 EPS is implied by the high end of the guided 4-6% 2024-2029 EPS CAGR. 5-Year Forecast (2024G - 2029*) ~6.0% 10-Year (2014 - 2024G) 6.5% 10-Year (2015 - 2025G) 6.6% 15-Year (2014 - 2029*) 6.3% EPS CAGRs

FINANCIAL OUTLOOK | 8 Balance Sheet Strength RATING AGENCY RATING OUTLOOK Moody’s A3 Stable S&P A- Stable REVOLVING CREDIT FACILITY • $1.35 billion limit • Expires March 2028 COMMERCIAL PAPER PROGRAM • $1.35 billion limit Strong credit rating and financing flexibility SENIOR DEBT MATURITIES * (MILLIONS) ~4.3% weighted average coupon rate * * Excluding KGSS-I long-term debt associated with Winter Storm Uri of ~$287M at 5.486% due 2032 * As of September 30, 2024

Capital Investments

CAPITAL INVESTMENTS | 10 $383 $449 $525 $552 $540 $138 $177 $178 $172 $179 $21 $32 $26 $26 $31 $202 $216 $234 $252 $283 2021 2022 2023 2024G 2025G CAPITAL INVESTMENTS (MILLIONS) System Integrity Customer Growth Other/IT Depreciation $542 $658 $729 ~$750 ~$750 Well-Defined Capital Investment Plan Investments ~ 3x Depreciation Kansas $151 Oklahoma $288 Texas $311 2025G CAPITAL INVESTMENTS BY STATE (MILLIONS) Note: Capital investments include asset removal costs and accruals

CAPITAL INVESTMENTS | 11 Capital Investments $139 $159 $185 $169 $151 $72 $75 $78 $83 $92 2021 2022 2023 2024G 2025G KANSAS 2024G: 2.0X DEPRECIATION $188 $242 $256 $288 $311 $48 $53 $63 $69 $83 2021 2022 2023 2024G 2025G TEXAS 2024G: 4.2X DEPRECIATION (M IL L IO N S ) Note: Capital investments include asset removal costs and accruals 2024G: 2.9X DEPRECIATION $215 $257 $286 $293 $288 $82 $88 $93 $100 $108 2021 2022 2023 2024G 2025G OKLAHOMA

CAPITAL INVESTMENTS | 12 $1.38 billion $2.57 billion $1.85 billion 2025G AVERAGE RATE BASE* BY STATE TOTAL: $5.8 BILLION Kansas Oklahoma Texas Rate Base $4.25 $4.69 $5.15 $5.55 $5.80 2021 2022 2023 2024G 2025G AVERAGE RATE BASE* (BILLIONS) * See Appendix for definition ~5% growth expected in 2025

Our Strategy

OUR STRATEGY | 14 Serving a Growing Customer Base Growing Demand for Natural Gas Provides Long-Term Growth Opportunity Economic growth creates durable residential and commercial development and drives system expansion Balanced growth across service territory, led by Oklahoma City, Austin and El Paso Strong support for natural gas with energy choice legislation in all jurisdictions ~$25 billion in new manufacturing projects announced since 2021 WSJ Top 25 “Hottest Job Markets” lists 4 cities in ONE Gas service territory1 #5 Oklahoma City #7 Austin #12 Kansas City #21 Tulsa Forbes Top 15 “Best Cities to Move to in 2024” includes 5 ONE Gas cities2 #3 Oklahoma City #4 Wichita #6 Tulsa #12 El Paso #14 Austin 1 The Wall Street Journal partnered with Moody’s Analytics to rank markets based on unemployment rate, labor-force participation rate, change in employment levels, size of labor forces and wages. 2 Forbes Home experts ranked cities based on value, quality of life, job market and desirability.

OUR STRATEGY | 15 Enhancing Capacity & Improving Operational Efficiency Constructing a Foundation for Growth Improved processes and workforce investments increase operating capacity and capabilities Investment in workforce development fosters strong performance and retention Managing expenses helps preserve customer affordability Coordinated capital execution supports safety, reliability, and system expansion Mainline extension projects provide flexibility in serving new commercial and housing developments In-sourcing key positions creates efficiencies that help drive down O&M expenses

Appendix

APPENDIX | 17 Recent Regulatory Filings C O M P L E T E D JURISDICTION APPROVED RATES (MILLIONS) EFFECTIVE DATE EQUITY RATIO RETURN ON EQUITY Central-Gulf – Rate Case $19.3 M Dec-2024 59.58% 9.7% Kansas – Rate Case $35.0 M (net) Nov-2024 N/A N/A* Rio Grande Valley – GRIP $3.6 M Sep-2024 59.10% 9.7% Oklahoma – PBRC $31.4 M Jul-2024 58.50% 9.4% West-North – GRIP $8.5 M Jul-2024 59.74% 9.6% Central-Gulf – GRIP $12.2 M Jun-2024 59.00% 9.5% Rio Grande Valley – Rate Case $5.9 M Jan-2024 59.10% 9.7% Kansas – GSRS $8.0 M Dec-2023 N/A 9.3%* West-North – GRIP $7.3 M Jul-2023 59.74% 9.6% Central-Gulf – GRIP $11.5 M Jun-2023 59.00% 9.5% Oklahoma – PBRC $26.3 M Jun-2023 58.50% 9.4% West-North – Rate Case $8.8 M Feb-2023 59.74% 9.6% * Kansas Gas Service’s regulatory filings approved in February 2019 and October 2024, respectively, settled without a stated rate base, rate of return, authorized debt/equity ratio or authorized return on equity within the settlement. This reflects Kansas Gas Service’s estimate of rate base from those rate cases, adjusted for approved GSRS filings and return on equity embedded in the pre-tax carrying charge utilized in its GSRS filings.

APPENDIX | 18 Authorized Rate Base $1,616 $1,726 $1,854 $2,067 $2,273 2020 2021 2022 2023 2024 OKLAHOMA * Kansas Gas Service’s most recent completed rate case, approved in October 2024, was settled without a determination of rate base and reflects Kansas Gas Service’s estimate of rate base contained within the settlement. (M IL L IO N S ) $1,133 $1,197 $1,261 $1,330 $1,412 2020 2021 2022 2023 2024 KANSAS* $1,047 $1,239 $1,336 $1,528 $1,720 2020 2021 2022 2023 2024 TEXAS As of November 30, 2024

APPENDIX | 19 Rate Base Definition Authorized Rate Base $5.4 billion (as of Nov. 30, 2024) • Includes capital investments authorized in most recent rate cases and interim filings • Excludes any capital investments since last approved rate cases or filings 2025 Estimated Average Rate Base $5.8 billion • Average of rate base per book at beginning and end of year • Includes capital investments and other changes in rate base not yet approved for recovery

APPENDIX | 20 (MILLIONS) 2025 GUIDANCE * Net income $ 257 Depreciation and amortization 298 Deferred taxes 50 Other 23 Cash flow from operations before changes in working capital $ 628 Non-GAAP Reconciliation Cash Flow From Operations Before Changes in Working Capital * Amounts shown are estimated midpoints as contemplated in 2025 guidance Non-GAAP Information: ONE Gas has disclosed in this presentation cash flow from operations before changes in working capital, which is a non-GAAP financial measure. Cash flow from operations before changes in working capital is used as a measure of the company's financial performance. Cash flow from operations before changes in working capital is defined as net income adjusted for depreciation and amortization, deferred income taxes, and certain other noncash items. This non-GAAP financial measure is useful to investors as an indicator of financial performance of the company to generate cash flows sufficient to support our capital expenditure programs and pay dividends to our investors. ONE Gas cash flow from operations before changes in working capital should not be considered in isolation or as a substitute for net income or any other measure of financial performance presented in accordance with GAAP. This non-GAAP financial measure excludes some, but not all, items that affect net income. Additionally, this calculation may not be comparable with similarly titled measures of other companies. A reconciliation of cash flow from operations before changes in working capital to the most directly comparable GAAP measure are included in this presentation.

APPENDIX | 21 Investor Information Contact Information and Forward-looking Statements Statements contained in this presentation that include or refer to Company expectations, our business outlook, our future plans or predictions relating to any matters should be considered forward-looking statements that are covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Securities Act of 1933 and the Securities and Exchange Act of 1934, each as amended. All statements, other than statements of historical facts, included in this presentation are forward-looking statements. Words such as “anticipates,” “expects,” “projects,” “intends,” “goals,” “plans,” “potential,” “might,” “believes,” “target,” “objective,” “strategy,” “opportunity,” “pursue,” “budgets,” “outlook,” “trends,” “focus,” “on schedule,” “on track,” “poised,” “slated,” “seeks,” “estimates,” “forecasts,” “guidance,” “scheduled,” “continues,” “may,” “will,” “would,” “should,” “could,” “likely,” and variations of such words and similar expressions are intended to identify such forward-looking statements. One should not place undue reliance on forward-looking statements. In addition, statements that refer to or are based on estimates, forecasts, projections, uncertain events or assumptions, including statements relating to market opportunities, future products or processes and the expected availability and benefits of such products or processes, and anticipated trends in our businesses or the markets relevant to them, including those developments relating to regulation and litigation trends and developments, also identify forward-looking statements. Such statements are based on management's expectations as of the date of this investor presentation, unless an earlier date is indicated, and involve many risks and uncertainties, known and unknown, that could cause actual results, performance or achievements to differ materially from those expressed or implied in these forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Important risks and uncertainties that could cause actual results to differ materially from the company's expectations include, but are not limited to, our ability to recover, manage and maintain costs; regulatory or legislative changes in the jurisdictions in which we operate; the length and severity of unpredictable events, including, but not limited to, pandemics, threatened terrorism, war or cyber-attacks or breaches, or extreme weather events, including those related to climate change; the competitive implications of alternative sources of energy and efforts to conserve energy; our competitive position, including, but not limited to our ability to secure competitive sourcing and pricing and our ability to compete with respect to expansion and infrastructure; the economic climate and our comparable economic position; our access to capital and the restrictions that result from our current capital arrangements; the effectiveness of our risk mitigation and compliance efforts; the uncertainties of any estimates or assumptions we use in our projections; our strategic and transactional efforts and future plans; and costs and uncertainties relating to our workforce, and other risks and uncertainties, including those that are set forth in ONE Gas’ earnings release dated Nov. 4, 2024, which is included as an exhibit to ONE Gas’ Form 8-K furnished to the SEC on such date. For additional information regarding these and other factors that could cause actual results to differ materially from such forward-looking statements, refer to ONE Gas’ Securities and Exchange Commission (SEC) filings., including the Company's most recent reports on Forms 10-K and 10-Q. Copies of the Company’s Form 10-K, 10-Q and 8-K reports may be obtained by visiting our “Investors” website under “Financials & Filings” at https://www.onegas.com/investors/financials-and-filings/quarterly-results/default.aspx or the SEC’s website at www.sec.gov. Other unpredictable or unknown factors not discussed in this presentation could also have material adverse effects on the Company, its operations or the outcomes described in the forward-looking statements in this presentation or in the Company’s filings with the SEC. All future cash dividends discussed in this presentation are subject to the approval of the ONE Gas board of directors. All references in this presentation to guidance are based on news releases or disclosures issued on or before Dec. 5, 2024, and are not being updated or affirmed by this presentation. ONE Gas does not undertake, and expressly disclaims any duty, to update any statement made in this presentation, whether as a result of new information, new developments or otherwise, except to the extent that disclosure may be required by law. ONE Gas, Inc. 15 E 5th Street Tulsa, OK 74103 www.onegas.com Erin Dailey Director, Investor Relations and Sustainability (918) 947-7411 erin.dailey@onegas.com